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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                               July 27, 2000
                  (Date of Report - earliest event reported)

                          DURA PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                     000-19809                95-3645543
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)

      7475 LUSK BOULEVARD, SAN DIEGO, CALIFORNIA                 92121
      (Address of principal executive offices)                 (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (858) 457-2553


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Item 5.       Other Events.

         On July 24, 2000, Dura Pharmaceuticals, Inc ("Dura") announced its earnings for the second quarter of 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     C. Exhibits

            99.1 Press Release dated July 24, 2000.


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DURA PHARMACEUTICALS, INC.



Date: July 27, 2000                    /s/ Mitchell R. Woodbury
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                                       Sr. Vice President, General Counsel


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